Reporting Entity	12 Months Ended
Mar. 31, 2023
Reporting Entity
Reporting Entity

1. Reporting Entity

OKYO Pharma Limited (the “Company” or “OKYO”) is a company domiciled in Guernsey and listed on the main market on the NASDAQ Capital Market (NASDAQ: OKYO). The Company was previously dual listed with a standard listing on the main market of the London Stock Exchange (LSE: OKYO) until May 22nd, 2023.

The Company is developing next-generation therapeutics to improve the lives of patients with inflammatory eye diseases and chronic pain. Our goal is to develop first in class drug candidates that prevent the disease instead of controlling it, and we achieve this through our collaboration with pioneer scientists in the field.

The ultimate parent of the group is Panetta Partners Limited, incorporated in the British Virgin Islands.